                                                                    Exhibit 10.1

                                                                  EXECUTION COPY

                  AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT

                           DATED AS OF OCTOBER 6, 2003

                  MANPOWER INC., a Wisconsin corporation (the "Borrower"), the banks, financial institutions and other institutional lenders (collectively, the "Initial Lenders") party hereto, CITIBANK, N.A., as administrative agent (together with any successor thereto appointed pursuant to Article VII of the Existing Credit Agreement referred to below, the "Agent") for the Lenders (as defined in the Existing Credit Agreement referred to below), hereby agree as follows:

                             PRELIMINARY STATEMENTS

                  (1) The Borrower is party to a 364-Day Credit Agreement dated as of November 29, 2001, amended and restated as of October 7, 2002 (as amended, supplemented or otherwise modified from time to time to (but not including) the date of this Amendment and Restatement, the "Existing Credit Agreement") with the banks, financial institutions and other institutional lenders party thereto and Citibank, N.A., as Agent for the Lenders and such other lenders. Capitalized terms not otherwise defined in this Amendment and Restatement shall have the same meanings as specified in the Existing Credit Agreement.

                  (2) The parties to this Amendment and Restatement desire to amend the Existing Credit Agreement as set forth herein and to restate the Existing Credit Agreement in its entirety to read as set forth in the Existing Credit Agreement with the following amendments.

                  (3) The Borrower has requested that the Lenders agree to extend credit to it from time to time in an aggregate principal amount of up to $200,000,000 for general corporate purposes of the Borrower and its Subsidiaries not otherwise prohibited under the terms of this Agreement. The Lenders have indicated their willingness to agree to extend credit to the Borrower from time to time in such amount on the terms and conditions of this Amendment and Restatement.

                  SECTION 1. Amendments to the Existing Credit Agreement. The Existing Credit Agreement is, effective as of the date of this Amendment and Restatement and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

                  (a) Section 1.01 is amended by deleting the definition of "Termination Date" set forth therein and replacing it with the following new definition thereof:

                  "Termination Date" means the earlier of (a) October 4, 2004, subject to the extension thereof pursuant to Section 2.19 and (b) the date of termination in whole of the Commitments pursuant to Section
         2.05 or 6.01; provided, however, that the Termination Date of any Lender that is a Non-Consenting Lender to any requested extension pursuant to Section 2.19 shall be the Termination Date in effect immediately prior to the applicable Extension Date for all purposes of this Agreement.

                  (b) Section 4.01(e) is amended (i) by deleting the date "December 31, 2001" and substituting therefor the date "December 31, 2002" in each place such date appears, (ii) by deleting the name "Arthur Andersen, LLP" and substituting therefor the name "PricewaterhouseCoopers LLP" and

(iii) by deleting the date "June 30, 2002" and substituting therefor the date "June 30, 2003" in each place such date appears.

                  (c)      Section 8.02 is amended in full to read as follows:

                                    SECTION 8.02. Notices, Etc. (a) All notices
                  and other communications provided for hereunder shall be either (x) in writing (including telecopier, telegraphic or telex communication) and mailed, telecopied, telegraphed, telexed or delivered or (y) as and to the extent set forth in
                  Section 8.02(b) and in the proviso to this Section 8.02(a), if to the Borrower, at its address at 5301 North Ironwood Road, Milwaukee, Wisconsin 53217, Attention: Vice President - Finance; if to any Initial Lender, at its Domestic Lending Office specified opposite its name on Schedule I hereto; if to any other Lender, at its Domestic Lending Office specified in the Assumption Agreement or the Assignment and Acceptance pursuant to which it became a Lender; and if to the Agent, at its address at Two Penns Way, New Castle, Delaware 19720,
                  Attention: Bank Loan Syndications Department; or, as to the Borrower or the Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Agent, provided that materials required to be delivered pursuant to Section 5.01(h)(i), (ii) or (iv) shall be delivered to the Agent as specified in Section 8.02(b) or as otherwise specified to the Borrower by the Agent. All such notices and communications shall, when mailed, telecopied, telegraphed or e-mailed, be effective when deposited in the mails, telecopied, delivered to the telegraph company or confirmed by e-mail, respectively, except that notices and communications to the Agent pursuant to Article II, III or VII shall not be effective until received by the Agent. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or the Notes or of any Exhibit hereto to be executed and delivered hereunder shall be effective as delivery of a manually executed counterpart thereof.

                                    (b)      So long as Citibank or any of its
                  Affiliates is the Agent, materials required to be delivered pursuant to Section 5.01(h)(i), (ii) and (iv) shall be delivered to the Agent in an electronic medium in a format acceptable to the Agent and the Lenders by e-mail at oploanswebadmin@citigroup.com. The Borrower agrees that the Agent may make such materials, as well as any other written information, documents, instruments and other material relating to the Borrower, any of its Subsidiaries or any other materials or matters relating to this Agreement, the Notes or any of the transactions contemplated hereby (collectively, the "Communications") available to the Lenders by posting such notices on Intralinks, "e-Disclosure", the Agent's internet delivery system that is part of Fixed Income Direct, Global Fixed Income's primary web portal, or a substantially similar electronic system (the "Platform"). The Borrower acknowledges that (i) the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution, (ii) the Platform is provided "as is" and "as available" and (iii) neither the Agent nor any of its Affiliates warrants the accuracy, adequacy or completeness of the Communications or the Platform and each expressly disclaims liability for errors or omissions in the Communications or the Platform. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects, is made by the Agent or any of its Affiliates in connection with the Platform.

                                    (c)      Each Lender agrees that notice to
                  it (as provided in the next sentence) (a "Notice") specifying that any Communications have been posted to the Platform shall constitute effective delivery of such information, documents or other materials to such Lender for purposes of this Agreement; provided that if requested by any Lender the Agent shall deliver a copy of the Communications to such Lender by email or telecopier. Each Lender agrees (i) to notify the Agent in writing of such Lender's e-mail address to which a Notice may be sent by electronic transmission (including by electronic communication) on or before the date such Lender becomes a party to this Agreement (and from time to time thereafter to ensure that the Agent has on record an effective e-mail address for such Lender) and (ii) that any Notice may be sent to such e-mail address.

                  (d) Section 8.08 is amended by adding to the end thereof a new sentence to read as follows:

                  Notwithstanding anything herein to the contrary, the Borrower, the Agent and each Lender (and each employee, representative or other agent of each of the foregoing parties) may disclose to any and all Persons, without limitation of any kind, the U.S. tax treatment and tax structure of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to any of the foregoing parties relating to such U.S. tax treatment and tax structure.

                  (e) Schedule I is deleted in its entirety and replaced with Schedule I to this Amendment and Restatement.

                  SECTION 2. Conditions of Effectiveness of this Amendment and Restatement. This Amendment and Restatement shall become effective as of the date first above written (the "Restatement Effective Date") when and only if:

                  (a) The Agent shall have received counterparts of this Amendment and Restatement executed by the Borrower and all of the Initial Lenders or, as to any of the Initial Lenders, advice satisfactory to the Agent that such Initial Lender has executed this Amendment and Restatement.

                  (b) On the Restatement Effective Date, the following statements shall be true and the Agent shall have received for the account of each Lender a certificate signed by a duly authorized officer of the Borrower, dated the Restatement Effective Date, stating that:

                           (i) The representations and warranties contained in Section 4.01 of the Existing Credit Agreement are correct on and as of the Restatement Effective Date, before and after giving effect to the Restatement Effective Date, as though made on and as of such date, and

                           (ii) No event has occurred and is continuing, or will occur as a result of the occurrence of the Restatement Effective Date, that constitutes a Default.

                  (c) The Agent shall have received on or before the Restatement Effective Date the following, each dated such date and (unless otherwise specified below) in form and substance satisfactory to the Agent and in sufficient copies for each Initial Lender:

                           (i) The Revolving Credit Notes to the order of the Lenders to the extent requested by any Lender pursuant to
                  Section 2.16 of the Existing Credit Agreement.

                           (ii) Certified copies of the resolutions of the Board of Directors of the Borrower approving this Amendment and Restatement and the Notes, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment and Restatement and the Notes.

                           (iii) A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment and Restatement and the Notes and the other documents to be delivered hereunder.

                           (iv) A favorable opinion of Godfrey & Kahn, S.C., counsel for the Borrower, in substantially the form of Exhibit E to the Existing Credit Agreement but with such modifications as are required to address the Existing Credit Agreement, as amended by this Amendment and Restatement, in form and substance reasonably satisfactory to the Initial Lenders.

                           (iv) A favorable opinion of Shearman & Sterling LLP, counsel for the Agent, in form and substance reasonably satisfactory to the Agent.

                  SECTION 3. Reference to and Effect on the Existing Credit Agreement and the Notes. (a) On and after the effectiveness of this Amendment and Restatement, each reference in the Existing Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Existing Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement, as amended by this Amendment and Restatement.

                  (b) The Existing Credit Agreement and the Notes, as specifically amended by this Amendment and Restatement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                  (c) Without limiting any of the other provisions of the Existing Credit Agreement, as amended by this Amendment and Restatement, any references in the Existing Credit Agreement to the phrases "on the date hereof", "on the date of this Agreement" or words of similar import shall mean and be a reference to the date of the Existing Credit Agreement (which is November 29, 2001).

                  SECTION 4. Costs and Expenses. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and Restatement, the Notes and the other documents to be delivered hereunder (including, without limitation, the reasonable and documented fees and expenses of counsel for the Agent with respect hereto and thereto) in accordance with the terms of Section 8.04 of the Existing Credit Agreement.

                  SECTION 5. Execution in Counterparts. This Amendment and Restatement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Restatement by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Restatement.

                  SECTION 6. Governing Law. This Amendment and Restatement shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       MANPOWER INC.

                                       By /s/ George P. Herrmann
                                          -------------------------------
                                          Title: Vice President, Finance and
                                                 Treasurer

                                       CITIBANK, N.A.,
                                          as Agent

                                       By /s/ Judith Green
                                          -------------------------------
                                          Title: Vice President

                              Administrative Agent

                                       CITIBANK, N.A.

                                       By /s/ Judith Green
                                          -------------------------------
                                          Title: Vice President

                              Co-Syndication Agents

                                       BNP PARIBAS

                                       By /s/ Barbara V. Rivera
                                          -------------------------------
                                          Name: Barbara V. Rivera
                                          Title: Vice President

                                       By /s/ Peter C. Labrie
                                          -------------------------------
                                          Name: Peter C. Labrie
                                          Title: Central Region Manager

                                       WACHOVIA BANK, NATIONAL ASSOCIATION

                                       By /s/ Daniel Evans
                                          -------------------------------
                                          Title: Managing Director

                                 Managing Agents

                                       THE ROYAL BANK OF SCOTLAND PLC

                                       By /s/ Julian Dakin
                                          -------------------------------
                                          Title: Senior Vice President

                               BANK OF TOKYO-MITSUBISHI, LTD.,
                               CHICAGO BRANCH

                               By /s/ Shinichiro Munechika
                                  -------------------------------
                                  Title: Shinichiro Munechika
                                         Deputy General Manager

                               BANK ONE, NA

                               By /s/ Jenny A. Gilpin
                                  -------------------------------
                                  Title: Jenny A. Gilpin
                                         Managing Director

                               M&I MARSHALL AND ILSLEY BANK

                               By /s/ Leo D. Freeman
                                  -------------------------------
                                  Title: Leo D. Freeman, Vice President

                               By /s/ Thomas F. Bickelhaupt
                                  -------------------------------
                                  Title: Thomas F. Bickelhaupt, Vice President

                               SOCIETE GENERALE NEW YORK
                               BRANCH

                               By /s/ Anne-Marie Dumortier
                                  -------------------------------
                                  Anne-Marie Dumortier

                                  Title: Vice President

                               Lenders

                               CREDIT LYONNAIS NEW YORK BRANCH

                               By /s/ Lee E. Greve
                                  -------------------------------
                               Title: Lee E. Greve
                                      First Vice President

                               U.S. BANK NATIONAL ASSOCIATION

                               By /s/ Caroline V. Krider
                                  -------------------------------
                                  Title: Caroline V Krider
                                         Vice President & Senior Lender

                               UNICREDITO ITALIANO S.p.A

                               By /s/ Gianni Franco Papa     /s/ Charles Michael
                                  ----------------------------------------------
                                  Title: Gianni Franco Papa   Charles Michael
                                    SVP & General Manager       Vice President

                               BANCA NAZIONALE DEL LAVORO S.p.A

                               By /s/ Francesco Di Mario
                                  -------------------------------
                                  Title: Francesco Di Mario
                                         Vice President

                               By /s/ Leonardo Valentini
                                  -------------------------------
                                  Title: Leonardo Valentini
                                         First Vice President

                                                               SCHEDULE I TO THE
                                                       AMENDMENT AND RESTATEMENT

                                   SCHEDULE I
                           APPLICABLE LENDING OFFICES

     Name of Initial Lender         Commitment              Domestic Lending Office            Eurodollar Lending Office
     ----------------------         ----------              -----------------------            -------------------------
Banca Nazionale del Lavoro S.p.A.   $10,000,000        Banca Nazionale Del Lavoro S.p.A.     Banca Nazionale Del Lavoro
                                                       New York Branch                       S.p.A. New York Branch
                                                       25 West 51st Street                   25 West 51st Street
                                                       New York, NY 10019                    New York, NY 10019
                                                       Attn: Juan Cortes, VP                 Attn: Juan Cortes, VP
                                                       T: (212) 314-0295                     T: (212) 314-0295
                                                       F: (212) 765-2978                     F: (212) 765-2978
---------------------------------------------------------------------------------------------------------------------------
Bank of Tokyo-Mitsubishi, LTD.,     $15,000,000        Harborside Financial Center           Harborside Financial Center
Chicago Branch                                         500 Plaza III                         500 Plaza III
                                                       Jersey City, NJ 07311                 Jersey City, NJ 07311
                                                       Attn: Jimmy Yu                        Attn: Jimmy Yu
                                                       T: (201) 413-8566                     T: (201) 413-8566
                                                       F: (201) 521-2335                     F: (201) 521-2335
---------------------------------------------------------------------------------------------------------------------------
Bank One, NA                        $15,000,000        1 Bank One Plaza                      1 Bank One Plaza
                                                       Chicago, IL 60670                     Chicago, IL 60670
                                                       Attn: Jenny Gilpin                    Attn: Jenny Gilpin
                                                       T: (312) 732-5867                     T: (312) 732-5867
                                                       F: (312) 732-3888                     F: (312) 732-3888
---------------------------------------------------------------------------------------------------------------------------
BNP Paribas                         $25,000,000        209 S. LaSalle, Suite 500             209 S. LaSalle, Suite 500
                                                       Chicago, IL 60604                     Chicago, IL 60604
                                                       Attn:                                 Attn:
                                                       T: (312) 977-2200                     T: (312) 977-2200
                                                       F: (312) 977-1380                     F: (312) 977-1380
---------------------------------------------------------------------------------------------------------------------------
Citibank, N.A.                      $30,000,000        Two Penns Way                         Two Penns Way
                                                       New Castle, DE 19720                  New Castle, DE 19720
                                                       Attn: David Graber                    Attn: David Graber
                                                       T: (302) 894-6034                     T: (302) 894-6034
                                                       F: (302) 894-6120                     F: (302) 894-6120
---------------------------------------------------------------------------------------------------------------------------
Credit Lyonnais New York Branch     $10,000,000        227 W. Monroe Street,                 227 W. Monroe Street,
                                                       Suite 3800                            Suite 3800
                                                       Chicago, IL 60606                     Chicago, IL 60606
                                                       Attn: Joe Philbin                     Attn: Joe Philbin
                                                       T: (312) 220-7314                     T: (312) 220-7314
                                                       F: (312) 641-0527                     F: (312) 641-0527
---------------------------------------------------------------------------------------------------------------------------
U.S. Bank National Association      $10,000,000        777 E. Wisconsin Avenue               777 E. Wisconsin Avenue
                                                       MK-FC-GLCB                            MK-FC-GLCB
                                                       Milwaukee, WI 53202                   Milwaukee, WI 53202
                                                       Attn: Matt Jaworski                   Attn: Matt Jaworski
                                                       T: (414) 765-4478                     T: (414) 765-4478
                                                       F: (414) 765-5367                     F: (414) 765-5367
---------------------------------------------------------------------------------------------------------------------------

M&I Marshall and Ilsley Bank        $15,000,000        770 North Water Street                770 North Water Street
                                                       NW18                                  NW18
                                                       Milwaukee, WI 53202                   Milwaukee, WI 53202
                                                       Attn: Leo D. Freeman or Thomas        Attn: Leo D. Freeman or Thomas
                                                       Bickelhaupt                           Bickelhaupt
                                                       T: (414) 765-7943/7944                T: (414) 765-7943/7944
                                                       F: (414) 765-7625                     F: (414) 765-7625
---------------------------------------------------------------------------------------------------------------------------
The Royal Bank of Scotland plc      $20,000,000        101 Park Avenue, 12th floor           101 Park Avenue, 12th floor
                                                       New York, NY, 10178                   New York, NY, 10178
                                                       Attn: Sheila Shaw                     Attn: Sheila Shaw
                                                       T: 212 401 1406                       T: 212 401 1406
                                                       F: 212 401 1491                       F: 212 401 1491
---------------------------------------------------------------------------------------------------------------------------
Socitete Generale New York Branch   $15,000,000        1221 Avenue of the Americas           1221 Avenue of the Americas
                                                       New York NY 10020                     New York NY 10020
---------------------------------------------------------------------------------------------------------------------------
UniCredito Italiano S.p.A.          $10,000,000        UniCredito Italiano                   UniCredito Italiano
                                                       New York Branch                       New York Branch
                                                       430 Park Avenue                       430 Park Avenue
                                                       New York, NY 10022                    New York, NY 10022
                                                       Attn: Charles Michael                 Attn: Charles Michael
                                                       T: (212) 546-9604                     T: (212) 546-9604
                                                       F: (212) 546-9665                     F: (212) 546-9665
---------------------------------------------------------------------------------------------------------------------------
Wachovia Bank, National             $25,000,000        Wachovia Securities                   Wachovia Securities
Association                                            201 South College Street              201 South College Street
                                                       Charlotte, NC 28288-1183              Charlotte, NC 28288-1183
                                                       Attn: James F. Heatwole               Attn: James F. Heatwole
                                                       T: (704) 715-8099                     T: (704) 715-8099
                                                       F: (704) 383-7611                     F: (704) 383-7611
---------------------------------------------------------------------------------------------------------------------------
TOTAL OF COMMITMENTS               $200,000,000